THE MAINSTAY GROUP OF FUNDS

Supplement dated June 30, 2011(“Supplement”) to:
Prospectus for MainStay Equity Funds dated February 28, 2011, as amended
Prospectus for MainStay Income and Blended Funds dated February 28, 2011
Prospectus for MainStay Asset Allocation Funds dated February 28, 2011
Prospectus for MainStay Retirement Funds dated February 28, 2011
(collectively referred to as the “Prospectuses”)

This Supplement updates certain information contained in the Shareholder Guides of the above dated Prospectuses. You may obtain copies of the Summary Prospectuses, Prospectuses and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), or by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054. These documents are also available via the internet on the Funds’ website at mainstayinvestments.com. Please review this important information carefully.

Effective July 1, 2011, the section entitled “Conversions Between Share Classes” of the Shareholder Guide is hereby deleted in its entirety and replaced with the following:

Conversions Between Share Classes
In addition to any automatic conversion features described above in this Shareholder Guide with respect to Investor Class, Class A and Class B shares, you generally may also elect to convert your shares on a voluntary basis into another share class of the same MainStay Fund subject to satisfying the eligibility requirements of the new share class, if any. However, the following limitations apply:

•	Investor Class, Class A and Class C shares that remain subject to a CDSC are ineligible for a voluntary conversion; and
•	All Class B shares are ineligible for a voluntary conversion.

These limitations do not impact any automatic conversion features described elsewhere in this Shareholder Guide with respect to Investor Class, Class A and Class B shares.

An investor or an investor's financial intermediary may contact the MainStay Funds to request a voluntary conversion between share classes of the same MainStay Fund. You may be required to provide sufficient information to establish eligibility to convert to the new share class. All permissible conversions will be made on the basis of the relevant NAVs of the two classes without the imposition of any sales load, fee or other charge. If you fail to remain eligible for the new share class, you may be converted automatically back t o your original share class, or into another share class, if appropriate. Although the MainStay Funds expect that a conversion between share classes of the same MainStay Fund should not result in the recognition of a gain or loss for tax purposes, you should consult with your own tax adviser with respect to the tax treatment of your investment in a MainStay Fund. The MainStay Funds may change, suspend or terminate this conversion feature at any time.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.